SOUTHERN CALIFORNIA BANCORP

Investor Presentation

December 31, 2023



Forward-Looking Statements

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication may contain certain forward-looking statements, including but not limited to certain plans, expectations, projections and statements about the benefits of the proposed merger (the "Merger") of Southern California Bancorp ("SCB") and California BanCorp ("CBC"), the timing of completion of the Merger, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as "expect," "anticipate," "believe," "intend," "estimate," "plan," "target," "goal," or similar expressions, or future or conditional verbs such as "will," "may," "might," "should," "would," "could," or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by the Private Securities Litigation Reform Act of 1995.

Factors that could cause or contribute to results differing from those in or implied in the forward-looking statements include but are not limited to the occurrence of any event, change or other circumstances that could give rise to the right of SCB or CBC to terminate their agreement with respect to the Merger; the outcome of any legal proceedings that may be instituted against SCB or CBC; delays in completing the Merger; the failure to obtain necessary regulatory approvals (and the risk that such approvals impose conditions that could adversely affect the combined company or the expected benefits of the Merger); the failure to obtain shareholder approvals or to satisfy any of the other conditions to the Merger on a timely basis or at all; the ability to complete the Merger and integration of SCB and CBC successfully; costs being greater than anticipated; cost savings being less than anticipated; changes in economic conditions; the risk that the Merger disrupts the business of SCB, CBC or both; difficulties in retaining senior management, employees or customers; the impact of bank failures or other adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; and other factors that may affect the future results of SCB and CBC. Additional factors that could cause results to differ materially from those described above can be found in SCB's amended Registration Statement on Form 10 filed on April 24, 2023, which is on file with the Securities and Exchange Commission (the "SEC") and is available in the "Investor Relations" section of SCB's website, www.banksocal.com, in CBC's Annual Report on Form 10-K for the year ended December 31, 2022 which is on file with the SEC and is available in the "Investor Relations" section of CBC's website, www.californiabankofcommerce.com, and in other documents that SCB and CBC file with the SEC. Investors may obtain free copies of these documents and other documents filed with the SEC on its website at www.sec.gov.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither SCB nor CBC assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Merger, SCB will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of SCB and CBC and a prospectus of SCB, as well as other relevant documents concerning the proposed transaction. Certain matters in respect of the Merger will be submitted to SCB's and CBC's shareholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about SCB and CBC, without charge, at the SEC's website, www.sec.gov. Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, in the "Investor Relations" section of SCB's website at www.banksocal.com (for SCB's filings) and in the "Investor Relations" section of CBC's website, www.californiabankofcommerce.com (for CBC's filings).

PARTICIPANTS IN THE SOLICITATION

SCB, CBC and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of SCB and CBC in connection with the Merger. Information regarding SCB's directors and executive officers and their ownership of SCB common stock is available in SCB's definitive proxy statement for its 2023 annual meeting of shareholders filed with the SEC on June 13, 2023 and other documents filed by SCB with the SEC. Information regarding CBC's directors and executive officers and their ownership of CBC common stock is available in CBC's definitive proxy statement for its 2023 annual meeting of shareholders filed with the SEC on April 20, 2023 and other documents filed by CBC with the SEC. Other information regarding the participants in the proxy solicitation and their ownership of common stock will be contained in the joint proxy statement/prospectus relating to the Merger. Free copies of these documents may be obtained as described in the preceding paragraph.

Company Overview


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12265

Investment Highlights

Market and Footprint

- Southern California is the world's 14th largest economy[1]
- Bank's footprint covers one of the best small business banking markets in the U.S. (one million to medium-sized businesses in San Diego, Orange, Los Angeles, Ventura, Imperial and Kern counties and the Inland Empire)[2]
- Scarcity of community banks in the region offers extraordinary opportunity for experienced management team

Management

- Seasoned management team with a proven track record of organic and merger and acquisition growth

Growth Opportunities

- SBA lending division created in 2022, staffed with successful, experienced lenders
- New C&I team established in Irvine in 2022
- Acquisition of Bank of Santa Clarita in late 2021 expanded footprint into desirable banking market
- New branches opened in 2021 in high growth areas of West Los Angeles, Encino and Westlake Village

Balance Sheet Composition

- Attractive low-cost core deposit base: noninterest-bearing deposits were 34.7% of total deposits at December 31, 2023
- Total loans held for investment of $2.0 billion were up 1.4% in 4Q23 from 3Q23, and up 3.1% from 4Q22
- Diverse commercial loan portfolio
- Bank's capital exceeds minimums to be "well capitalized," the highest regulatory capital category

1. California data published by the U.S. Bureau of Economic Analysis on December 7, 2023, and includes Los Angeles, Orange San Diego, Riverside, San Bernardino and Ventura counties; world date published by The World Bank, as of July 25, 2023.
2. Employment Development Department, State of California; data as of third quarter 2022

Southern California Bancorp

At a Glance

BCAL Nasdaq	**San Diego** Headquarters	
$305M Market Cap[1]	**$2.4B** Assets[3]	**23.2%** 5-Yr Asset CAGR[4]
4 Bank Acquisitions[2]	**$1.9B** Deposits[3]	**23.7%** 5-Yr Deposit CAGR[4]

Branch Footprint



Santa Clarita
Santa Paula
Simi Valley
Burbank
Thousand Oaks
Oxnard
Los Angeles
Inglewood
Torrance
Long Beach
El Monte
Fullerton
Fontana
Ontario
Corona
San Bernardino
Riverside
Moreno Valley
Victorville
Orange
Santa Ana
Huntington Beach
Temecula
Oceanside
Carlsbad
Escondido
San Diego
El Cajon
Chula Vista
Tijuana

1. Market data as of January 26, 2024
2. Over the past 10 years
3. As of December 31, 2023
4. Compound annual growth rate (CAGR) over five-year period ended December 31, 2023

Attractive Market Position

Strategic locations in commercial markets with enormous potential customer base



San Bernardino
Ventura
Los Angeles
Riverside
Orange
San Diego

California is the largest banking market in the United States

$3.9T
California GDP

5th
Largest economy in the world, behind Germany and ahead of India

39MM
2023 Population

1.7MM
Small Businesses

BCAL's footprint is in the largest banking market in California

$1.6T
Combined GDP

14th
Largest economy in the world, behind South Korea and ahead of Mexico

22MM
2022 Population

1MM
Small Businesses

Banks in SoCal



195
156
74
2000
2010
2023

Median SoCal Bank Assets ($MM)



$161
$233
$855
2000
2010
2023

Southern California Bancorp | Bank of Southern California

Sources: FDIC; Federal Reserve Bank of St. Louis Economic Data (FRED); U.S. Bureau of Economic Analysis (3Q23 annualized CA GDP projection); U.S. Census Bureau estimate; International Monetary Fund, S&P Capital IQ Pro; Economic Development; data as of 2022.

High Growth Franchise

Since 2019, total assets have grown organically and through strategic acquisitions by $1.5 billion, or 184%, powered by a dedicated and accomplished team.


October 2021
Acquired Bank of Santa Clarita
($425MM Assets)
November 2020
David Rainer joined BCAL
May 2020
Acquired CalWest Bancorp
($311MM Assets)
July 2018
Acquired Americas United Bank
($230MM Assets)
November 2014
Acquired Frontier Bank
($78MM Assets)
$202
$317
$344
$424
$480
$768
$830
$1,579
$2,260
$2,284
$2,360
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Assets ($MM) (1)
Acquired Assets ($MM)

(1) Assets included prior years' acquisitions

Experienced Leadership Team

David Rainer
Chairman and CEO of Southern California Bancorp and Bank of Southern California, N.A.
Banking Experience: > 40 Years

Rich Hernandez
President of Southern California Bancorp and Bank of Southern California, N.A.
Banking Experience: > 20 Years

Thomas Dolan
Chief Operating Officer of Southern California Bancorp and Bank of Southern California, N.A. and CFO of Southern California Bancorp
Banking Experience: > 40 Years

Jean Carandang
Chief Financial Officer of Bank of Southern California, N.A.
Banking Experience: > 30 Years

Sam Kunianski
Chief Banking Officer of Bank of Southern California, N.A.
Banking Experience: > 40 Years

Peter Nutz
Chief Credit Officer of Bank of Southern California, N.A.
Banking Experience: > 20 Years

Manisha Merchant
General Counsel and Corporate Secretary of Southern California Bancorp and Bank of Southern California, N.A.
Banking Experience: > 20 Years

Pamela Isaacson
Chief Operations Officer of Bank of Southern California, N.A.
Banking Experience: > 40 Years

Martin Liska
Chief Risk Officer of Bank of Southern California, N.A.
Banking Experience: > 30 Years

Jeffrey Hurtik
Chief Information Officer of Bank of Southern California, N.A.
Banking Experience: > 30 Years

Our Vision for a Premier Banking Franchise

Strong Leadership

- Experienced teams living and working in their respective Southern California communities, and actively involved in local organizations
- Reputation and credibility of leadership attracts top talent in the market
- Bank Advisory Boards composed of local business and civic leaders

Growth Strategy

- Provide expertise in commercial and industrial, and commercial real estate lending to small and middle-market businesses
- SBA Lending Group added in 2022
- High-touch relationship management team offers responsive, personalized service not always available at larger banks
- Continue recruiting "in-market" talent
- Opportunistic M&A

Business Banking Focus

- Loan composition reflects diversity of Southern California marketplace
- High-touch customer service draws relationships from larger banks
- A significant number of new business results from "warm leads" provided by referrals

Strategic Commercial Offices

- Commercial offices offer a full array of banking services, easy freeway access, good visibility and efficient operations
- Commercial offices with average deposits for all branches of $149.5 million per branch at Dec. 31, 2023 ($1.94 billion in deposits / 13 branches)

Financial Highlights



Q4 2023 Results

Financial Results (for the quarter ended Dec. 31, 2023)	Key Metrics (for the quarter ended Dec. 31, 2023)
$4.4 Million Net Income	**0.75%** Return on Average Assets (ROAA)
$0.24 Diluted Earnings Per Share	**6.21%** Return on Average Common Equity (ROACE)
$7.1 Million Pre-tax, Pre-provision Income (PTPP)[1]	**4.05%** Net Interest Margin
	68.30% Efficiency Ratio[1]

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation

Q4 2023 Results Continued

Strong Balance Sheet
(At Dec. 31, 2023)

$2.36 Billion
Total Assets

$1.96 Billion
Total Loans[1]

$1.94 Billion
Total Deposits

$249.2 Million
Tangible Common Equity[2]

Credit Quality Metrics
(At Dec. 31, 2023)

0.55%
Non-performing Assets/Total Assets

0.66%
Non-performing Loans/Total Loans[1]

1.20%
Allowance for Credit Losses (ACL)[3]/Total Loans Held for Investment

1.15%
Allowance for Loan Losses/Total Loans Held for Investment

1. Total loans include loans held for sale and loans held for investment
2. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation
3. ACL includes allowance for loan losses and reserve for unfunded loan commitments

2023 Results

Financial Results
(for the year ended December 31, 2023)

$25.9 Million
Net Income

$1.39
Diluted Earnings Per Share

$37.8 Million
Pre-tax, Pre-provision Income [1]

Key Metrics
(for the year ended December 31, 2023)

1.12%
Return on Average Assets (ROAA)

9.48%
Return on Average Common Equity (ROACE)

4.33%
Net Interest Margin

61.27%
Efficiency Ratio[1]

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation

2022 Results

Financial Results
(for the year ended December 31, 2022)

$16.1 Million
Net Income

$0.88
Diluted Earnings Per Share

$27.9 Million
Pre-tax, Pre-provision Income [1]

Key Metrics
(for the year ended December 31, 2022)

0.70%
Return on Average Assets (ROAA)

6.44%
Return on Average Common Equity (ROACE)

4.06%
Net Interest Margin

69.5%
Efficiency Ratio[1]

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation

Net Interest Margin

Yield on Earning Assets,
for three months ended Dec. 31, 2023

Assets ($ in thousands)	Avg. Balance	Income	Yield
Total loans	$1,954,396	$29,968	6.08%
Taxable debt securities	113,375	991	3.47%
Tax-exempt debt securities[1]	58,644	353	3.02%
Deposits in other financial institutions	56,313	759	5.35%
Fed fund sold/resale agreements	9,008	125	5.51%
Restricted stock investments and other bank stock	16,394	373	9.03%
Total interest-earning assets	$2,208,130	$32,569	5.85%
Total noninterest-earning assets	137,193		
Total Assets	**$2,345,323**		

Net Interest Income ($ in millions)



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.74%
3.40%
3.87%
4.32%
4.62%
4.71%
4.36%
4.23%
4.05%
$20.3
$17.8
$20.9
$23.8
$25.3
$24.9
$23.4
$23.3
$22.6
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
Net Interest Income
Net Interest Margin

Cost of Funds,
for three months ended Dec. 31, 2023

Liabilities and Shareholders' Equity ($ in thousands)	Avg. Balance	Expense	Cost
Interest-bearing NOW accounts	$362,579	$1,860	2.04%
Money market and savings accounts	669,391	4,746	2.81%
Time deposits	208,700	2,331	4.43%
Total interest-bearing deposits	1,240,670	8,937	2.86%
Borrowings:			
FHLB advances	56,380	802	5.64%
Subordinated debt	17,854	271	6.02%
Total borrowings	74,234	1,073	5.73%
Total interest-bearing liabilities	$1,314,904	$10,010	3.02%
Noninterest-bearing liabilities:			
Demand deposits	721,169		
Other liabilities	27,178		
Shareholders' equity	282,072		
Total Liabilities and Shareholders' Equity	**$2,345,323**		

Total cost of deposits in 4Q23 was 1.81%
Total cost of funds in 4Q23 was 1.95%

1. Tax-exempt security yields are presented on a tax equivalent basis using a 21% tax rate

Allowance for Credit Losses
as of and for the three months ended December 31, 2023



23M
22.5M
22M
21.5M
21M
balance
$22,705K
($1,268K)
$1,268K
($725K)
$529K
$221K
($182K)
$21K
$22,569K
1.24% 1
At
Sep 30,
2023
1.20% 1
At
Dec 31,
2023
prior_total_reserve
Net_Chargeoff
Net_Chargeoff_Refill
Economic_Forecast
Credit_Quality
Loan_Composition
Qualitative
Change_in_Unallocated
current_total_reserve

- The $824 thousand provision for credit losses for the fourth quarter of 2023 included a $1.1 million provision for credit losses for loans and a $307 thousand negative provision for unfunded loan commitments. The change in provision was due mostly to an increase in the net charge-offs, loan growth, an increase in substandard accruing loans, and changes in the portfolio mix, partially offset by an improvement in our reasonable and supportable economic forecast, primarily related to the economic outlook form the Federal Reserve's actions to control inflation, a decrease in special mention loans, and a decrease in unfunded loan commitments.
- At December 31, 2023, ACL was $23.5 million, or 1.20% of total loans held for investment.
- At December 31, 2023, ACL was comprised of allowance for loan losses of $22.6 million, or 1.15% of total loans held for investment, and reserve for unfunded commitments of $933 thousand.
- ACL calculation uses a third-party software and modeling solution that includes many assumptions based on our and peer/benchmark historical loss data, our portfolio characteristics, risk-grading methodology, a subscribed third-party service for macro-economic forecasts, and qualitative adjustments.
- Key economic inputs include California state Gross State Product, California Unemployment, and the California Housing Price Index.
- Discounted cash flow methodology is used for loss estimation.
- Reasonable and supportable weighted, multi-scenario analysis (4-quarter forecast period; 8-quarter straight-line reversion period).

1. ACL to total loans held for investment

Negligible Impact of Unrealized Losses on Capital

- Total net unrealized losses after-tax were 2.48% of CET1 Capital as of December 31, 2023.
- Even if interest rates rise another 300 bps, the Bank's capital ratios remain above Well-Capitalized guidelines.

			Parallel Rate Shock Scenarios		
($ in Thousands)	4Q23		+100	+200	+300
Available for Sale (AFS) Unrealized Loss Pre-Tax	$ (6,331)		$ (13,000)	$ (19,000)	$ (25,000)
Held to Maturity (HTM) Unrealized Loss Pre-Tax	(3,184)		(6,538)	(9,556)	(12,573)
Total Securities Unrealized Loss Pre-Tax	(9,515)		(19,538)	(28,556)	(37,573)
Net Unrealized Loss on AFS After-Tax[1]	(4,460)	*1.65% of CET1*	$ (9,157)	$ (13,384)	$ (17,610)
Net Unrealized Loss on HTM After-Tax[1]	(2,243)	*0.83% of CET1*	(4,605)	(6,731)	(8,856)
Net Unrealized Loss on Securities After-Tax[1]	(6,702)		(13,763)	(20,115)	(26,466)
Capital Analysis					
CET 1 Capital (Base)	$ 270,341		$ 270,341	$ 270,341	$ 270,341
Net Unrealized Loss on Securities After-Tax[1]	(6,702)	*2.48% of CET1*	(13,763)	(20,115)	(26,466)
CET 1 (Deficit) / Surplus	$ 263,639		$ 256,578	$ 250,226	$ 243,875
CET1 Well Capitalized Guidance	6.50%		6.50%	6.50%	6.50%
CET1 Ratio (Base)	12.61%		12.61%	12.61%	12.61%
CET1 Ratio, assuming AFS Losses Realized	12.40%		12.18%	11.98%	11.78%
CET1 Ratio, assuming AFS & HTM Losses Realized	12.29%	*Only 32 bps decrease*	11.96%	11.67%	11.37%

1. Taxes calculated at 29.56%

Debt Securities, AOCI[1] and Tangible Common Equity[2]

As of Dec. 31, 2023

AFS Securities (fair value) 71% of portfolio, 3.6% yield[3]

HTM Securities (book value) 29% of portfolio, 2.3% yield[3]



57.2%
4.4%
1.9%
1.3%
33.5%
1.1%
0.6%
1%
99.0%
US Agency MBS
SBA Securities
U.S. Treasury
U.S. Agency
U.S. CMO
Taxable Municipals
Tax Exempt Municipals



$ in millions
$260.0
$250.0
$240.0
$230.0
$220.0
$210.0
$200.0
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
9.8%
10.1%
10.3%
10.5%
10.7%
7.3%
7.8%
7.5%
7.2%
7.8%
$6.4
$5.0
$6.6
$9.2
$4.5
$221.0
$228.2
$234.5
$239.5
$249.2
4Q22
1Q23
2Q23
3Q23
4Q23
Tangible Equity (net of AOCI impact)2
AOCI Loss, Net of Taxes
Tangible Equity/Tangible Assets2
Investments/Total Assets

1. AOCI is accumulated other comprehensive income – net of taxes
2. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation
3. Weighted average book yield for the month of December 31, 2023

Low-Cost Core Deposits

Deposit Mix and Growth



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
6%
1%
3%
8%
34%
48%
5%
4%
7%
6%
34%
44%
5%
5%
13%
6%
32%
39%
5%
4%
13%
6%
35%
37%
7%
6%
14%
6%
32%
35%
12/31/22
3/31/23
6/30/23
9/30/2023
12/31/2023
Noninterest-bearing Demand
Money Market & Savings
Interest Bearing Checking
ICS Deposits 2
Brokered Time Deposits
Time Deposits

88.1% Core deposits[1] | 34.7% Noninterest-bearing deposits as of Dec. 31, 2023

1. Core deposits calculated as total deposits less CDs > $250K, less brokered deposits < $250K
2. Insured Cash Sweep (ICS) product provides customers with FDIC insurance coverage at ICS network institutions

Cost of Deposits for the quarter ended:



2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.51%
0.80%
1.29%
1.56%
1.81%
4Q22
1Q23
2Q23
3Q23
4Q23

Total Deposits ($MM)



$2,100
$2,000
$1,900
$1,800
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$1,932
$1,986
$1,981
$1,984
$1,944
12/31/2022
3/31/2023
6/30/2023
9/30/2023
12/31/2023

Significant Access to Liquidity & Funding Capacity

Source	Funding Capacity	In-Use	Total Available Liquidity
As of 12/31/23		*($ in millions)*	
Cash	$ 86.8	$ -	$ 86.8
AFS Securities	130.0	-	130.0
FHLB	499.2	160.0	339.2
Fed DW	141.6	-	141.6
Other Sources	75.0	-	75.0
Total	$ 932.6	$ 160.0	$ 772.6



Significant Available Liquidity
($ in millions)
$86.8
$130.0
$339.2
$141.6
$75.0
$772.6
Cash
AFS Securities
FHLB
Fed DW
Other Sources
Total

- Ample access to on-Balance Sheet (BS) and off-BS liquidity (as of 12/31/23)
  - On-Balance Sheet Cash = $86.8 million
  - Total Borrowing Capacity = $715.8 million
  - Total Available Borrowing Capacity = $555.8 million
  - Total Available Liquidity = $772.6 million
- No plans to tap into the Bank Term Funding Program before the program expires on March 11, 2024.

Diverse Loan Portfolio

Total Loan Portfolio [1], as of December. 31, 2023

Commercially Focused | Relationship Based


Other[2] 0.3%
Multifamily 11.3%
1-4 SFR 7.3%
C&I 16.6%
Construction & Land Dev 12.4%
CRE 52.1%
Total Loans [1] $1.97 billion
CRE - Industrial 15.1%
CRE - Office 10.9%
CRE - Others 8.9%
CRE - Retail 6.4%
CRE - Special Purpose 6.4%
CRE - Restaurant 1.8%
CRE - Self Storage 2.6%

Total CRE by Location [3], as of December. 31, 2023


California - Riverside 7%
California - Ventura 6%
Out of State 5%
California - Others 11%
California - Orange 11%
California - San Diego 18%
California - Los Angeles 42%
Total CRE Loans $1.02 billion

1. Total loans include loans held for sale and loans held for investment
2. Other loans include loans secured by farmland and consumer loans
3. Location by counties of California, except out of state

Loan Portfolio

Total Loans[1] ($MM), at the period ended



$1,907
$1,895
$1,914
$1,935
$1,965
12/31/2022
3/31/2023
6/30/2023
9/30/2023
12/31/2023

Yield on Loans, for the quarter ended



6.50%
6.00%
5.50%
5.00%
4.50%
5.47%
5.78%
5.91%
5.97%
6.08%
4Q22
1Q23
2Q23
3Q23
4Q23

1. Total loans include loans held for sale and loans held for investment

Contractual Maturity Summary for the next 3 years as of December 31, 2023 ($ in millions)	< 1 year		1-2 Years		> 2-3 Years	
	$	% of total Loans	$	% of total Loans	$	% of total Loans
Construction & land development	$157.7	8.0%	$71.0	3.6%	$11.6	0.6%
1-4 family residential	32.8	1.7%	8.6	0.4%	13.7	0.7%
Multifamily	37.6	1.9%	19.6	1.0%	28.5	1.5%
Commercial real estate	82.8	4.2%	28.9	1.5%	42.6	2.2%
Commercial & industrial	153.2	7.8%	31.2	1.6%	21.8	1.1%
Others	4.2	0.2%	1.6	0.1%	0.1	0.0%
Total loans	$468.3	23.8%	$160.9	8.2%	$118.3	6.1%
CRE Owner-Occupied (OO)	$11.6	0.6%	$24.3	1.2%	$10.4	0.5%
CRE Non Owner-Occupied (NOO)	$71.1	3.6%	$4.6	0.2%	$32.2	1.6%
CRE Office	$6.9	0.4%	$0.9	0.0%	$11.9	0.6%

Loan Repricing Summary for the next 3 years as of December 31, 2023 ($ in millions)	< 1 year		1-2 Years		> 2-3 Years	
	$	% of total Loans	$	% of total Loans	$	% of total Loans
Prime	$551.6	28.1%	$3.9	0.2%	$7.7	0.4%
Other Indexed Rate Loans	100.7	5.1%	35.4	1.8%	187.3	9.5%
Total Variable Rate Loans	$652.3	33.2%	$39.3	2.0%	$195.0	9.9%
Fixed Rate Loans[1]	178.8	9.1%	33.4	1.7%	55.1	2.8%
Total Loans	$831.1	42.3%	$72.7	3.7%	$250.1	12.7%
Multifamily	$98.2	5.0%	$1.2	0.1%	$27.9	1.4%
CRE Owner-Occupied (OO)	$56.1	2.9%	$15.7	0.8%	$73.6	3.7%
CRE Non Owner-Occupied (NOO)	$135.1	6.9%	$20.7	1.1%	$112.6	5.7%
CRE Office	$19.0	1.0%	$10.4	0.5%	$60.8	3.1%

1. Fixed rate loans is based on contractual maturity.

Low LTV Commercial Real Estate Loans

Total CRE Distribution by LTV[1], as of December 31, 2023



> 70%
9%
>65% to 70%
6%
>60% to 65%
11%
>55% to 60%
9%
>50% to 55%
13%
< 50%
52%

($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV
CRE – Industrial	177	$295.9	$1.7	52%
CRE – Office	132	$214.4	$1.6	51%
CRE – Retail	99	$125.9	$1.3	47%
CRE – Special Purpose	53	$124.9	$2.4	39%
CRE – Self Storage	6	$51.1	$8.5	45%
CRE – Restaurant	24	$35.7	$1.5	44%
CRE – Other	47	$175.8	$3.7	48%
Total CRE	538	$1,023.7	$1.9	48%

1. Weighted average LTV is based on current loan balance as of December 31, 2023 and collateral value at origination or renewal
2. Balance includes loans held for sale and loans held for investment as of December 31, 2023

CRE NOO vs CRE OO by Property Type, as of December 31, 2023



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
CRE - Other, 23.1%
CRE - Restaurant, 4.1%
CRE - Self Storage, 7.9%
CRE - Retail, 16.0%
CRE - Special Purpose, 9.7%
CRE - Office, 21.6%
CRE - Industrial, 17.6%
CRE - Other, 7.0%
CRE - Restaurant, 2.5%
CRE - Retail, 6.1%
CRE - Special Purpose, 16.4%
CRE - Office, 19.9%
CRE - Industrial, 48.1%
CRE NOO - $643.5 MM
CRE OO - $380.2 MM

- Total CRE loans: $1.0 billion
- 63% CRE NOO, 37% CRE OO
- No past due loans
- nonperforming loans/total loans at 0.00%
- Low weighted average LTV 48%

CRE Office Loans

CRE Office Distribution by LTV[1], as of December 31, 2023

Loan Size ($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV
< $0.5	47	$12.6	$0.3	39%
>$0.5 - $2	61	$58.2	$1.0	49%
>$2 - $5	15	$42.8	$2.9	50%
>$5 - $10	6	$42.3	$7.1	56%
>$10 - $20	2	$33.6	$16.8	49%
> $20	1	$24.9	$24.9	55%
CRE – Office	132	$214.4	$1.6	51%

1. Weighted average LTV is based on current loan balance as of December 31, 2023 and collateral value at origination or renewal
2. Balance includes loans held for sale and loans held for investment as of December 31, 2023
3. Location by counties of California, except out of state

CRE Office by Location [3], as of December 31, 2023



California - Ventura 11.5%
Out of State 1.1%
California - San Diego 13.5%
California - Los Angeles 48.3%
California - Riverside 3.8%
California - Others 16.5%
California - Orange 5.3%

Multifamily Loans

Multifamily Loans Distribution by LTV [1], as of December 31, 2023

Loan Size ($ in millions)	No. of Loans	Balance [2]	Average Loan Size	Weighted Avg. LTV
< $0.5	21	$6.1	$0.3	33%
>$0.5 - $2	31	$35.0	$1.1	48%
>$2 - $5	26	$83.6	$3.2	59%
>$5 - $10	9	$56.1	$6.2	56%
>$10 - $20	3	$40.4	$13.5	60%
Multifamily Loans	90	$221.2	$2.5	56%

Multifamily Loans by Location [3], as of December 31, 2023



Out of State, 0.5%
California - San Diego, 18.3%
California - Others, 7.3%
California - Los Angeles, 73.9%

At December 31, 2023:

- Total multifamily loans were $221.2 million, or 11.3% of total loans, including loans held for sale
- Unfunded loan commitments were $4.8 million, or 1.2% of total unfunded loan commitments
- 40% are fixed rate loans and 60% are variable rate loans
- No past due loans
- Nonperforming loans were $13.0 million and nonperforming loans/total loans at 0.66%
- A multifamily loan added to non-accrual loans during the third quarter of 2023 is collateralized by three investment multifamily properties located in the city of Santa Monica, California. A court appointed receiver is in place and the Company is aggressively pursuing the resolution of this matter. Based on the updated appraisals, the combined "As-Is" collateral value, after accounting for estimated selling costs, the estimated net collateral was $1.3 million lower than the subject loan's net carrying value resulting in a partial charge-off in the fourth quarter of 2023.

1. Weighted average LTV is based on current loan balance as of December 31, 2023 and collateral value at origination or renewal
2. Balance includes loans held for sale and loans held for investment as of December 31, 2023
3. Location by counties of California, except out of state

Disciplined Credit Culture

Adequate Reserves

At quarter end:

($000)	4Q22	1Q23	2Q23	3Q23	4Q23
Nonaccrual Loans					
1-4 Family	$39	$-	$-	$-	$-
CRE & Multifamily	2	-	1	14,272	13,004
Construction	-	-	-	-	-
Consumer	-	-	-	-	-
Commercial	-	1	39	-	-
Total Nonaccrual Loans	$41	$1	$40	$14,272	$13,004
Accruing Loans Past Due 90 days or More	-	-	-	-	-
Total Nonperforming Loans	$41	$1	$40	$14,272	$13,004

1. On January 1, 2023, the Company adopted CECL, using a current expected loss model for determining ACL; previously the Company used the incurred loss model. At December 31, 2023, and September 30, 2023, ACL totaled $23.5 million and $23.9 million, or 1.20% and 1.24% of total loans held for investment, respectively.

NPAs / Assets



0.800%
0.600%
0.400%
0.200%
0.000%
0.617%
0.551%
0.002%
0.00%
0.002%
4Q22
1Q23
2Q23
3Q23
4Q23

ALL/ Total Loans held for investment[1]



1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
1.18%
1.18%
1.18%
1.15%
0.90%
4Q22
1Q23
2Q23
3Q23
4Q23

Southern California Bancorp | Bank of Southern California

Investing for the Future….

Noninterest Expense ($MM) for the quarter ended:



$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
-$5.0
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
51.5%
56.8%
59.6%
61.4%
68.3%
$13.1
$15.0
$14.6
$14.8
$15.3
4Q22
1Q23
2Q23
3Q23
4Q23
Noninterest expense
Efficiency ratio 1

Total Revenue[2] ($MM) for the quarter ended:



30
25
20
15
10
5
0
$25.5
$26.5
$24.5
$24.1
$22.5
4Q22
1Q23
2Q23
3Q23
4Q23

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation
2. Total revenue includes net interest income and noninterest income

….While Building Value for Shareholders

Net Income[3] ($MM)


$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.46%
1.46%
1.18%
1.12%
0.75%
$8.5
$8.2
$6.7
$6.6
$4.4
4Q22
1Q23
2Q23
3Q23
4Q23
Net income
ROAA

Tangible Book Value Per Share (TBVPS)[1,2]


$14.00
$13.50
$13.00
$12.50
$12.00
$11.50
20.00%
15.00%
10.00%
5.00%
0.00%
15.64%
14.97%
11.60%
10.92%
7.20%
$12.32
$12.49
$12.82
$13.08
$13.56
4Q22
1Q23
2Q23
3Q23
4Q23
TBVPS
ROATCE

Pre-Tax Pre-Provision Income[1,3] ($MM)


$12.3
$11.4
$9.9
$9.3
$7.1
4Q22
1Q23
2Q23
3Q23
4Q23

Diluted Earnings Per Share[3]


$0.46
$0.44
$0.36
$0.35
$0.24
4Q22
1Q23
2Q23
3Q23
4Q23

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation
2. Reflects balance at quarter end
3. Reflects balance for the quarter ended

Strong Capital Base

Tangible Common Equity Ratio[1,3]


9.4%
9.2%
9.1%
9.2%
9.8%
10.1%
10.3%
10.5%
10.70%
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23

Tier 1 Ratio[2,3]


14.2%
12.9%
11.0%
10.9%
11.1%
11.7%
12.1%
12.4%
12.60%
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23

Total Risk-Based Capital Ratio[2,3]


15.0%
13.7%
11.8%
11.8%
12.0%
12.6%
13.0%
13.3%
13.50%
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23

Leverage Ratio[2,3]


10.0%
10.1%
9.9%
10.1%
10.6%
11.2%
11.5%
11.7%
11.7%
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23

1. Non-GAAP financial measure; a reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation
2. Tier 1 ratio, total risk-based capital ratio and leverage ratio are at the Bank level
3. Ratios as of period end

Appendix



Non-GAAP Reconciliation

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible assets by excluding intangible assets from total assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below.

All dollars in thousands, except per share data	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Total Stockholders' Equity	$260,355	$267,539	$273,749	$278,550	$288,152
Less: Intangible Assets	39,387	39,296	39,206	39,078	38,998
Tangible Common Equity (non-GAAP)	**$220,968**	**$228,243**	**$234,543**	**$239,472**	**$249,154**
Less: Accumulated Other Comprehensive Loss ("AOCL")	6,441	5,009	6,560	9,245	4,459
Tangible Common Equity Without AOCL (non-GAAP)	**$227,409**	**$233,252**	**$241,103**	**$248,717**	**$253,613**
Total Assets	$2,283,927	$2,292,053	$2,309,183	$2,313,649	$2,360,252
Less: Intangible Assets	39,387	39,296	39,206	39,078	38,998
Tangible Assets (non-GAAP)	**$2,244,540**	**$2,252,757**	**$2,269,977**	**$2,274,571**	**$2,321,254**
Tangible Common Equity Ratio (non-GAAP)	**9.84%**	**10.13%**	**10.33%**	**10.53%**	**10.73%**
Basic Shares Outstanding	17,940,283	18,271,194	18,296,365	18,309,282	18,369,115
Book Value per Share	$14.51	$14.64	$14.96	$15.21	$15.69
Less: Intangible Book Value per Share	$2.19	$2.15	$2.14	$2.13	$2.13
Tangible Book Value per Share (non-GAAP)	**$12.32**	**$12.49**	**$12.82**	**$13.08**	**$13.56**

Non-GAAP Reconciliation

Efficiency ratio and adjusted efficiency ratio are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. The efficiency ratio represents the ratio of noninterest expense to the sum of net interest income and total noninterest income. The adjusted efficiency ratio represents the ratio of noninterest expense less merger and related expenses and loss contingency expense (recovery) to the sum of net interest income and total noninterest income. Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of efficiency ratio and adjusted efficiency ratio is set forth below.

	For the three months ended					For the twelve months ended	
All dollars in thousands	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2023	December 31, 2022
Noninterest Expense	$13,112	$15,019	$14,607	$14,781	$15,339	$59,746	$63,522
(Add)/Deduct: Merger and Related Expenses (Recovery)	(8)	-	-	-	-	-	1,177
Deduct: Loss Contingency Expense	-	-	-	-	-	-	5,300
Adjusted Noninterest Expense (non-GAAP)	**$13,120**	**$15,019**	**$14,607**	**$14,781**	**$15,339**	**$59,746**	**$57,045**
Net Interest Income	25,269	24,892	23,426	23,261	22,559	94,138	87,786
Plus: Total Noninterest Income (Loss)	188	1,570	1,096	815	(102)	3,379	3,675
Total Revenue	**$25,457**	**$26,462**	**$24,522**	**$24,076**	**$22,457**	**$97,517**	**$91,461**
Efficiency Ratio (non-GAAP)	**51.5%**	**56.8%**	**59.6%**	**61.4%**	**68.3%**	**61.27%**	**69.5%**
Adjusted Efficiency Ratio (non-GAAP)	**51.5%**	**56.8%**	**59.6%**	**61.4%**	**68.3%**	**61.27%**	**62.4%**

Non-GAAP Reconciliation

Pre-tax, pre-provision income and adjusted pre-tax, pre-provision income are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate pre-tax, pre-provision income by excluding income tax and provision for credit losses from net income. We calculate adjusted pre-tax, pre-provision income by excluding merger and related expenses and loss contingency expense (recovery) from pre-tax, pre-provision income (PTPP). Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of pre-provision net income and adjusted pre-tax, pre-provision income is set forth below.

	For the three months ended					For the twelve months ended	
All dollars in thousands	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2023	December 31, 2022
Net Interest Income	$25,269	$24,892	$23,426	$23,261	$22,559	$94,138	$87,786
Noninterest Income (Loss)	188	1,570	1,096	815	(102)	3,379	3,675
Total Net Interest Income and Noninterest Income (Loss)	25,457	26,462	24,522	24,076	22,457	97,517	91,461
(Deduct): Noninterest expense	13,112	15,019	14,607	14,781	15,339	59,746	63,522
Pre-Tax, Pre-Provision Net Income (non-GAAP)	**$12,345**	**$11,443**	**$9,915**	**$9,295**	**$7,118**	**$37,771**	**$27,939**
(Deduct)/Add: Merger and Related Expenses (Recovery)	(8)	-	-	-	-	-	1,177
Add: Loss Contingency Expense	-	-	-	-	-	-	5,300
Adjusted Pre-Tax, Pre-Provision Income (non-GAAP)	**$12,337**	**$11,443**	**$9,915**	**$9,295**	**$7,118**	**$37,771**	**$34,416**
Average Assets	$2,309,382	$2,277,971	$2,286,875	$2,313,941	$2,345,323	$2,306,233	$2,301,418
PTPP Net Income / Avg. Assets (Annualized) (non-GAAP)	2.12%	2.04%	1.74%	1.59%	1.20%	1.64%	1.50%

Non-GAAP Reconciliation

The following table presents a reconciliation of non-GAAP financial measures to GAAP measures for: (1) adjusted net income, (2) average tangible common equity, (3) adjusted return on average assets, (4) adjusted return on average equity, (5) return on average tangible common equity, and (6) adjusted return on average tangible common equity. We believe the presentation of certain non-GAAP financial measures provides useful information to assess our consolidated financial condition and consolidated results of operations and to assist investors in evaluating our financial results relative to our peers. These non-GAAP financial measures complement our GAAP reporting and are presented below to provide investors and others with information that we use to manage the business each period. Because not all companies use identical calculations, the presentation of these non-GAAP financial measures may not be comparable to other similarly titled measures reported by other companies. These non-GAAP measures should be taken together with the corresponding GAAP measures and should not be considered a substitute of the GAAP measures.

	For the three months ended					For the twelve months ended	
All dollars in thousands	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2023	December 31, 2022
Net Income	$8,474	$8,224	$6,718	$6,556	$4,412	$25,910	$16,113
(Deduct)/Add: After-tax Merger and Related Expenses (Recovery)	(6)	-	-	-	-	-	846
Add: After-tax Net Contingency Expense	-	-	-	-	-	-	3,734
Adjusted Net Income (non-GAAP)	**$8,468**	**$8,224**	**$6,718**	**$6,556**	**$4,412**	**$25,910**	**$20,693**
Average Assets	$2,309,382	$2,277,971	$,2,286,875	$2,313,941	$2,345,323	$2,306,233	$2,301,418
Average Shareholders' Equity	254,480	262,118	271,487	277,442	282,072	273,346	250,054
Less: Average Intangible Assets	39,475	39,340	39,250	39,158	39,035	39,195	38,960
Average tangible common equity (non-GAAP)	**$215,005**	**$222,778**	**$232,237**	**$238,284**	**$243,037**	**$234,151**	**$211,094**
Return on Average Assets	1.46%	1.46%	1.18%	1.12%	0.75%	1.12%	0.70%
Adjusted Return on Average Assets (non-GAAP)	1.45%	1.46%	1.18%	1.12%	0.75%	1.12%	0.90%
Return on Average Equity	13.21%	12.72%	9.93%	9.38%	6.21%	9.48%	6.44%
Adjusted Return on Average Equity (non-GAAP)	13.20%	12.72%	9.93%	9.38%	6.21%	9.48%	8.28%
Return on Average Tangible Common Equity (non-GAAP)	15.64%	14.97%	11.60%	10.92%	7.20%	11.07%	7.63%
Adjusted Return on Average Tangible Common Equity (non-GAAP)	15.63%	14.97%	11.60%	10.92%	7.20%	11.07%	9.80%